ISI STRATEGY FUND, INC.

SUPPLEMENT DATED AUGUST 24, 2010 TO THE
PROSPECTUS AND THE
STATEMENT OF ADDITIONAL INFORMATION
EACH DATED MARCH 1, 2010

Effective immediately, the first paragraph of the section entitled “How to Buy Shares” on page 11  of the Prospectus is  hereby deleted in  its entirety and replaced with the following:

You may buy shares through any securities dealer authorized to sell the Fund’s shares (“Securities Dealer”) and any financial institution that acts as a shareholder servicing agent on behalf of the Fund (“Fund Servicing Agent”). Send your check (along with a completed Application Form) to the Fund’s Transfer Agent in order to open an account. You may obtain an Application Form by calling the Transfer Agent at 1-800-882-8585 or by visiting the Fund’s website at www.isifunds.com, or in writing. Written requests should be sent to:

By Mail:

ISI Strategy Fund, Inc.
c/o State Street Transfer Agency
P.O. Box 5493
Boston, MA  02206

By Overnight:

ISI Strategy, Inc.
c/o State Street Transfer Agency
200 Clarendon Street
Boston, MA  02116

It is the responsibility of your Securities Dealer or Fund Servicing Agent to transmit properly completed orders that will be received by the Transfer Agent in a timely manner.

Effective immediately, the section entitled “Rights of Accumulation” on page 15 of the Prospectus is  hereby deleted in its entirety and replaced with the following:

Rights of Accumulation. If you are purchasing additional shares of the Fund or shares of Total Return U.S. Treasury Fund, Inc., Class A shares of Managed Municipal Fund, Inc., or Class A shares of North American Government Bond Fund, Inc., you may combine the value of your purchase with the value of your existing investments and those of your spouse and your children under the age of 21 to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Effective immediately, the first paragraph of the section entitled “Purchases by Exchange” on page 16  of the Prospectus is  hereby deleted in its entirety and replaced with the following:

You may exchange shares of the Fund for an equal dollar amount of shares of Total Return U.S. Treasury Fund, Inc., Class A shares of Managed Municipal Fund, Inc. or Class A Shares of North American Government Bond Fund, Inc. without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption, provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days’ notice.

Effective immediately, the section entitled “Other Service Providers” on page 19 of the Prospectus is  hereby deleted in  its entirety and replaced with the following:

OTHER SERVICE PROVIDERS

International Strategy & Investment Group, Inc., 40 West 57th Street, New York, New York, is the principal underwriter of the Fund.

 State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is the Fund’s administrator, transfer and dividend disbursing agent, fund accountant and custodian.

Effective immediately, the information on page 21 of the Prospectus is hereby deleted in its  entirety and replaced with the following:

ISI STRATEGY FUND

Investment Advisor
INTERNATIONAL STRATEGY & INVESTMENT INC.
40 West 57th Street, 18th Floor
New York, NY 10019

Investment Sub-Advisor
LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
11150 Santa Monica Boulevard, Suite 200
Los Angeles, CA 90025

Administrator STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Distributor INTERNATIONAL STRATEGY & INVESTMENT GROUP, INC. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Transfer Agent STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111 1-800-882-8585	Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Custodian STATE STREET BANK AND TRUST COMPANY One Lincoln Street Boston, MA 02111	Fund Counsel KRAMER LEVIN NAFTALIS & FRANKEL LLP 1177 Avenue of the Americas New York, NY 10036

Effective immediately, the Officers’ table of the section entitled “Directors and Officers” on pages 16-18   of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Name, Age and Address	Position with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years
Officers:
Edward S. Hyman (age 64)	Senior Economic Advisor	Since 1991
Chairman of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Chairman and President of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Nancy R. Lazar (age 52)	Vice President	Since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group Inc. (registered broker-dealer) (1991 to present)

Thomas D. Stevens (age 60)	Vice President	Since 1997	Chairman and President of Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (2002 to present)
Carrie L. Butler (age 42)	Vice President	Since 1991	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2000 to present)

Edward J. Veilleux (age 66) 5 Brook Farm Court Hunt Valley, MD 21030	Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); officer of various investment companies for which EJV Financial Services provides consulting and compliance services

Stephen V. Killorin (age 56)	Chief Financial Officer, Treasurer and Vice President	Since 2010
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc. (registered broker-dealer) (2000 to present); Treasurer and Chief Financial Officer of the Fund (August 2010 to present) formerly Chief Compliance Officer of the Fund (until April 2008)

Margaret M. Beeler (age 43)	Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2004 to present)
Heena Dhruv (age 33)	Assistant Vice President	Since 2005
Managing Director of International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director of International Strategy & Investment Inc. (2003 to July 2005)

William Cox (age 42) State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Assistant Treasurer	Since 2010
Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company (2003 - present) and officer of various investment companies for which State Street provides mutual fund administrative services

David James (age 39) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	Since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services

Donna M. Brown (age 40) State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	Since 2010
Vice President and Managing Counsel of State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2007 to present); Of Counsel, Baker Hostetler (June 2006 to December 2007); and Vice President and Director of Monster Worldwide, Inc. (2002 to 2006)

Effective immediately, the following section is added after the section entitled “Directors and Officers” on pages 15-18   of the Statement of Additional Information:

Information about Each Director’s Qualification, Experience, Attributes or Skills

The Board believes each of the directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as a Director of the Fund in light of the Fund’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, most of the Directors have served on boards for organizations other than the Fund, and have served on the Board for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to continue to serve effectively as Directors of the Fund.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below.  The information is not all-inclusive.  Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Jacques has experience as a consultant and understands the various aspects and challenges involved in running a corporation.  Mr. Jacques has served for many years as a senior executive of WMJ Consulting, LLC, including as President, and as a principal of a real estate development company.  Mr. Jacques’ experience in these roles has exposed him to many of the business challenges which any business will face.  Mr. Jacques has over 8 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant.  Mr. Kuczmarski also currently serves as a director of other mutual funds.  In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Kuczmarski has over 26 years of experience on the boards of directors of other funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Levy has financial accounting experience as a former partner of KPMG Peat Marwick.  Mr. Levy also has extensive experience as a director for public companies.  In serving on these boards, Mr. Levy has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges.  Mr. Levy also served as a director of another group of mutual funds and has over 6 years of experience on the boards of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Mr. Medaugh is President of the Advisor.  Mr. Medaugh has intimate knowledge of the Advisor and the Fund, its operations, personnel and financial resources.  His position of responsibility at the Advisor, in addition to his knowledge of the firm, has been determined to be valuable to the Board in its oversight of the Fund.  Mr. Medaugh has 3 years of experience on the board of directors of the ISI Funds and therefore understands the regulation, management and oversight of mutual funds.

Effective immediately, the following section is added before the section entitled “Director Ownership in the ISI Funds” on page 18 of the Statement of Additional Information:

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Chairman of the Board of the ISI Funds and as President of the ISI Funds. Currently, Mr. Levy, an Independent Trustee, serves as Chairman of the Board and of the Audit Committee, while Mr. Medaugh, a Director who is also an employee of the Adviser, serves as President of the ISI Funds. The Board believes that this leadership structure is appropriate, since Mr. Medaugh provides the Board with insight regarding the ISI Funds’ day-to-day management, while Mr. Levy provides an independent perspective on the ISI Funds’ overall operation.

The Board has delegated management of the ISI Funds to service providers who are responsible for the day-to-day management of risks applicable to the ISI Funds. The Board oversees risk management for the ISI Funds in several ways. The Board receives regular reports from both the chief compliance officer and administrator for the ISI Funds, detailing the results of the ISI Funds’ compliance with their Board-adopted policies and procedures, the investment policies and limitations of the ISI Funds, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management issues respecting the ISI Funds with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the ISI Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the ISI Funds and offers advice to management, as appropriate. The Directors also meet in executive session with Independent counsel, counsel to the ISI Funds, the chief compliance officer and representatives of management, as needed. Through these regular reports and interactions, the Board helps to establish risk management parameters for the ISI Funds, which are effected on a day-to-day basis by service providers to the ISI Funds.

Effective immediately, section entitled “Administration and Fund Accounting Services” on page 24 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

ADMINISTRATION AND FUND ACCOUNTING SERVICES

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, is the administrator of the Fund pursuant to the terms of a Master Administration Agreement. Pursuant to the Master Administration Agreement, State Street is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations.

State Street is the fund accountant, and custodian pursuant to the terms of a Master Custodian Agreement.  As custodian, State Street is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

State Street also serves as transfer agent for the Fund pursuant to the terms of a Transfer Agency and Service Agreement and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

 For the performance of these administrative, fund accounting, custodian and transfer agency services, the ISI Fund Complex pays State Street a fee at the annual rate of $116,799.

Prior to August 9, 2010, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the administrator and fund accountant of the Fund.  As administrator, Ultimus supplied non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Ultimus supervised the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board.  As fund accountant, Ultimus calculated the net asset value per share of the Fund and provided information necessary to prepare the Fund’s financial statements and tax returns.  For the performance of these administrative and fund accounting services, the ISI Fund Complex paid Ultimus a fee at the annual rate of 0.10% of the average value of its aggregate daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.06% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.  Such fee was allocated among all of the funds in the ISI Fund Complex in direct proportion to their relative net assets.

Prior to September 24, 2007, Citigroup Fund Services, LLC (“Citigroup”), Two Portland Square, Portland, Maine 04101, served as the administrator, transfer agent and fund accountant of the Fund.  Citigroup received a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million of total ISI Fund Complex assets and 0.04% on total ISI Fund Complex assets over $500 million, subject to a monthly minimum fee.

Administration and fund accounting fees paid by the Fund to Ultimus and/or Citigroup for the past three fiscal years were as follows:

Fiscal Years Ended October 31,
2009	2008	2007
$58,343	$84,823	$85,700

Effective immediately, the paragraph of the section entitled “Expenses Borne by the Fund” on page 28 of the Statement of Additional Information is hereby deleted in its  entirety and replaced with the following:

Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors) or independent accountants in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or State Street.

Effective immediately, the first, second and fourth paragraphs of the section entitled “Disclosure of Portfolio Holdings” on page 29  of the Statement of Additional Information  are  hereby deleted in their  entirety and replaced with the following:

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC.  Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period).  Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period.  The Fund’s ten largest equity holdings are also disclosed to the public on a monthly basis via the ISI Funds’ website within 7 to 10 days of the end of each month. You may request a copy of the Fund’s latest annual and semi-annual reports to shareholders by contacting the Fund’s transfer agent at One Lincoln Street, Boston, Massachusetts 02111, or at (800) 882-8585.  You may also obtain a copy of the Fund’s latest Form N-Q by accessing the SEC’s website at www.sec.gov.

The Board has authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release.  The Advisor, LA Capital and State Street, the Fund’s administrator, transfer agent and custodian have regular and continuous access to the Fund’s portfolio holdings.  In addition, the Distributor and the officers of the Fund, as well as proxy voting services, may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Fund’s independent registered public accounting firm receives nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to the Fund’s nonpublic portfolio holdings information on an as needed basis.   The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis.  Mailing services, financial printers and typesetters receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.  The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is paid to the Fund, nor to the Fund’s knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Codes of Ethics of the Fund, the Advisor, the Sub-Advisor and the Distributor are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

Effective immediately, the section entitled “Custodian, Transfer Agent and Compliance Services” on page 33 of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT AND COMPLIANCE SERVICES

State Street, One Lincoln Street, Boston, Massachusetts 02111, is custodian and fund accountant of the Fund’s investments.  State Street as custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

Prior to August 9, 2010, the Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60675, served as custodian of the Fund’s investments.

State Street is the Fund’s transfer agent and distribution paying agent.  State Street maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.  State Street is registered as a transfer agent with the SEC.

 Prior to August 9, 2010, Ultimus was the Fund’s transfer agent and distribution paying agent, Ultimus is registered as a transfer agent with the SEC.  During the fiscal years ended October 31, 2009 and 2008, the Fund paid transfer agent fees of $23,043 and $26,705, respectively, to Ultimus.

EJV Financial Services, LLC provides compliance support services and the Chief Compliance Officer to the Fund.  Edward J. Veilleux, Vice President and Chief Compliance Officer of the Fund, is also a principal of EJV Financial Services, LLC.  During the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid compliance fees of $9,906, $11,033 and $5,350, respectively, to EJV Financial Services, LLC.

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